EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacific Bepure Industry Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Haiting Li, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2011
                                             By: /s/ Haiting Li
                                                 -------------------------------
                                                 Haiting Li
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)